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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of report: SEPTEMBER 8, 2006
                        (Date of earliest event reported)

                                IDEX CORPORATION
             (Exact name of registrant as specified in its charter)

   DELAWARE                       1-10235                         36-3555336
   (State of              (Commission File Number)              (IRS Employer
Incorporation)                                               Identification No.)
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                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)

                                 (847) 498-7070
              (Registrant's telephone number, including area code)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 - Material Definitive Agreement.

On September 8, 2006, IDEX Corporation entered into a definitive agreement to acquire Banjo Corporation, a leader in special purpose, severe duty pumps, valves, fittings and systems which serve both OEM and after-market applications in agricultural and industrial liquid handling for a purchase price of $182,500,000. This transaction is subject to regulatory approval and is expected to close in early October 2006.

A copy of the definitive agreement has been filed as Exhibit 10.1 to the Current
Report on Form 8K and is hereby incorporated by reference.

Item 9.01 - Financial Statements and Exhibits.

(c)  Exhibits

     10.1 Stock Purchase Agreement dated September 8, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IDEX CORPORATION


                                        By: /s/ Dominic A. Romeo
                                            ------------------------------------
                                            Dominic A. Romeo
                                            Vice President and Chief Financial
                                            Officer

September 14, 2006

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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER    DESCRIPTION
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
  10.1    Stock Purchase Agreement dated September 8, 2006
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